EXHIBIT 99.1

ADT Completes Sale of Canadian Operations

BOCA RATON, Fla., Nov. 06, 2019 (GLOBE NEWSWIRE) – ADT Inc. (NYSE: ADT) (the “Company” or “ADT”), the number one smart home security provider serving residential and business customers in the U.S., today announced that it has completed the sale of ADT Security Services Canada, Inc. (“ADT Canada”), to TELUS Corporation. The transaction comprises all of ADT Canada’s operations and assets.

“We are pleased to have completed the divestiture of our Canadian operations, which was a pivotal step towards sharpening our focus on our core U.S. businesses,” said Jim DeVries, President and CEO, ADT. “I would like to thank all of the employees of ADT Canada for their dedication and tireless commitment to supporting the business and our customers. As ADT looks ahead, we are excited about our ability to capitalize on the many opportunities in the areas of smart home integration, the expansion of the home security business into new demographics and ADT’s growth in commercial security. These emerging opportunities are ideal for leveraging the trusted ADT brand as we continue generating strong free cash flow to drive shareholder value over the long term.”

As previously announced by the Company, a one-time special dividend (“Special Dividend”) of $0.70 per share remains planned. The Company expects to provide an update on the Special Dividend with its third quarter 2019 earnings release on November 12, 2019. The Special Dividend was conditioned upon the closing of the ADT Canada sale transaction, which is now completed, and remains subject to further corporate action.

About ADT

ADT is a leading provider of security, automation, and smart home solutions serving consumer and business customers through more than 200 locations, 9 monitoring centers, and the largest network of security professionals in the United States. The Company offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. For more information, please visit www.adt.com or follow on Twitter, LinkedIn, Facebook and Instagram.

Forward Looking Statements

ADT has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control and could cause future events or results to be materially different from those stated or implied in this document, or to not occur at all, including among others, risk factors that are described in the ADT Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Contacts

Media Inquiries:
Mónica Talán - ADT
mtalan@adt.com

Investor Relations:
Jason Smith – ADT
tel: 888.238.8525
investorrelations@adt.com